SUPPLEMENT

DATED SEPTEMBER 10, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010
AND LAST AMENDED AUGUST 27, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

The above referenced SAI is revised as follows:

1.       At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Board”) on August 4, 2010, the Board approved changes to the fee structure for certain funds.  Accordingly, the above referenced SAI is revised as follows:

The Hartford High Yield Fund

With respect to The Hartford High Yield Fund, Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, has agreed to reduce its contractual management fee by 0.05% on the first $1 billion of assets.  Accordingly, effective November 1, 2010, under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — MANAGEMENT FEES”, the fee table corresponding to The Hartford High Yield Fund is replaced with the following:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

The Hartford Income Fund

With respect to The Hartford Income Fund, HIFSCO, the Fund’s investment manager, has agreed to reduce its contractual management fee by 0.025% on the assets over $1 billion.  Accordingly, effective November 1, 2010, under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — MANAGEMENT FEES”, the fee table corresponding to The Hartford Income Fund is replaced with the following:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

The Hartford Inflation Plus Fund

With respect to The Hartford Inflation Plus Fund, HIFSCO, the Funds’ investment manager, has agreed to reduce its contractual management fee by 0.05% all asset levels.  Accordingly, effective November 1, 2010, under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — MANAGEMENT FEES”, the fee table corresponding to The Hartford Inflation Plus Fund is replaced with the following:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $4.5 billion	0.4500%

Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

The Hartford Total Return Bond Fund

With respect to The Hartford Total Return Bond Fund, HIFSCO, the Fund’s investment manager, has agreed to reduce its contractual management fee by 0.025% for assets over $500 million.  Accordingly, effective November 1, 2010, under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — MANAGEMENT FEES”, the fee table corresponding to The Hartford Total Return Bond Fund is replaced with the following:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

2. High Yield-High Risk Disclsoure

Effective immediately, under the heading “HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS,” the first paragraph is deleted and replaced with the following:

Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade. Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade. Each fund, except the Money Market Fund and the Small/Mid Cap Equity Fund, is permitted to invest in below-investment grade securities.

This Supplement should be retained with your SAI for future reference.